U.S. Securities And Exchange Commission
                             Washington, D.C. 20549


                              INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934.

Check the appropriate box:
[ ]  Preliminary Information Statement
[ ]  Confidential for Use of the Commission Only (as permitted by Rule 14o-5(d)
     (2))
[X]  Definitive Information Statement


                          CRYO-CELL INTERNATIONAL, INC.
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                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] $125 per Exchange Act Rules )-11(c)(1)(11), or 14o-5(g).
[ ] Fee computed on table below per Exchange Act Rules 14o-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3) Per unit price of other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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                          CRYO-CELL INTERNATIONAL, INC.
                                604 PACKARD COURT
                            SAFETY HARBOR, FL 346595

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of CRYO-CELL International, Inc.


         Notice is hereby given that the Annual Meeting of the Shareholders of CRYO-CELL International, Inc. will be held on May 21, 1997, at 10:00 A.M. local time at the Doubletree Guest Suites, 320 North 44th Street, Phoenix, Arizona. The Meeting is called for the following purposes:

         1. To elect a board of six directors.

         2. To consider and take action upon such other matters as may properly come before the meeting or any other adjournment or adjournments thereof.

         The close of business on Wednesday, April 16, 1997, has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting. PLEASE NOTE THAT WE ARE NOT SOLICITING PROXIES AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                             By Order of the Board of Directors


                                                      Brian K. Burke, Secretary


Dated:  March 31, 1997

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                          CRYO-CELL INTERNATIONAL, INC.

                              INFORMATION STATEMENT


This information Statement is furnished to shareholders of CRYO-CELL International, Inc. (the "Company") in connection with the 1996 Annual Meeting of Shareholders (the 'Annual Meeting') and at any adjournment thereof. The Annual Meeting will be held at the Doubletree Guest Suites, 320 North 44th Street, Phoenix, Arizona on Wednesday, May 21, 1997, at 10:00 A.M. local time.

The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Information Statement and the Notice of Annual Meeting are being provided to shareholders beginning on or about April 25, 1997. The Company, a Delaware corporation, has its principal executive offices at 604 Packard Court, Safety Harbor, Florida 34695.

SOLICITATION OF PROXIES

THE COMPANY IS NOT SOLICITING PROXIES. The cost of distributing the Information Statement and Annual Meeting Notice will be borne by the Company. Brokerage houses and nominees will be requested to supply lists of or forward the information material to the beneficial owners. The Company will, upon request, reimburse such brokerage houses and nominees for their reasonable expenses in forwarding information materials to their beneficial owners.

VOTING SECURITIES

The Company has one class of capital stock outstanding: Class A Common Stock, par value $.01 per share.

As of March 27, 1997, there were issued and outstanding 7,151,984 shares of Class A Common Stock.

ITEM 1. ELECTION OF DIRECTORS

NOMINEES FOR ELECTION OF DIRECTORS

At the meeting, six Directors will be elected by the Shareholders to serve until the next annual meeting or until the successors are elected and shall qualify. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. It is intended that persons set forth under "Voting Securities" will vote for all the nominees set forth below. Two of these nominees have served as Directors of the Company since inception in 1989, two have served since 1996, while the other two are new.

NAME                          AGE      POSITION

Daniel D. Richard             66       Chief Executive Officer
                                       Chairman of the Board

William C. Hardy              50       President, Director
                                       Chief Operating Officer

Leonard Green                 70       Director


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Frank W. Hendricks            73       Director

Edward Modzelewski            68       Director

Frederick C. S. Wilhelm       65       Director


DANIEL D. RICHARD

         Daniel D. Richard is the co-founder and co-inventor of the Company's products. He has served as Chairman of the Board of the Company and is also a co-founder and Director of Net/Tech International, Inc. For twelve years, he was the co-owner with his wife, Marie E. Richard, of the Chain Lane Food Emporium located in a New Jersey resort area. In 1986, he was co-founder and served as an initial officer and Director of Marrow-Tech, Inc., a publicly traded company engaged in the field of cellular replication. Prior to that for over 25 years, Mr. Richard was President of Daniel Richard Consultants, Inc. During that time frame, his organization was responsible for setting up restaurant marketing programs in over 40 cities.

WILLIAM C. HARDY

         The Board of Directors appointed William C. Hardy to the post of President and Chief Operating Officer as of April 15, 1996. For the four years prior to that, he served as President and Chief Executive Officer of ARJO, Inc., the North American subsidiary of a Swedish company that is a world-wide leader in manufacturing hygiene systems and patient handling equipment for the medical community.

         Previously, he served for nine years as President of Servicemaster Home Health Care, Inc., the nation's largest home health care contract management services company ($2 billion in sales). Mr. Hardy directed all operations and established business relationships with over 70 hospitals, attaining $60 million annual sales.

         In addition, Mr. Hardy was Director of Operations for Kelly Services (Home Health Services Division) and previously was Vice-President of Operations of Quality Care, Inc. at a time when it was the largest home health care service company in the country ($80 million in sales, 139 company-owned and 65 franchise offices with 60,000 full and part-time employees).

         Mr. Hardy's contract was extended for a full four year term which was approved by the Board of Directors. As a part of building the management team, Mr. Hardy made several additions to management.

LEONARD GREEN

         Leonard Green is currently the President and Chief Executive Officer of Green Management and Investment Co. in Freeport, NY. He has served as President and Chief Executive Officer since 1985.

         From 1980 to 1985, Mr. Green was the President and Chief Executive Officer of Yuma Management Corporation, the General Partner of Universal Home Health Care Associates which was merged into Quality Care, Inc. and acquired by Grand Metropolitan, P.L.C. He was the Chairman of


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the Board of Directors and Chief Executive Officer of Quality Care, Inc. from
1972 until 1980. Between 1970 and 1972, Mr. Green was a co-founder and the Chief Executive Officer of Health Delivery Systems, the predecessor company to Quality Care, Inc., which became the largest home health care company in the country.

         Mr. Green currently serves on the Board of Directors for Apria Health Corporation (merged entity of Abbey Health Care and Homedco Health Care) and Nu Tech Bio-Med, Inc.


FRANK W. HENDRICKS

         Frank W. Hendricks, Esquire, was the former Executive Vice President of International Operations for a chemical division of Occidental Petroleum Corporation. Previously, Mr. Hendricks was Vice President of Technology and Development as well as the International Division of Rust-O-Leum.

EDWARD MODZELEWSKI

         Edward Modzelewski owned and operated a successful chain of 10 fast food restaurants and a popular Steak House in Cleveland, Ohio.

         Mr. Modzelewski was an all-American running back for the University of Maryland, named Most Valuable Player in the 1952 Sugar Bowl. He was also the Number 1 draft choice for the Pittsburgh Steelers.

FREDERICK C. S. WILHELM

         Frederick C. S. Wilhelm was the former Chairman of the Board of Directors of Buffalo Scale and Supply, Inc., a distributor of scales. He was President of that company from 1976 to 1989. Mr. Wilhelm also serves as Chairman of the Board of Net/Tech International, Inc.

OWNERSHIP OF COMMON STOCK BY DIRECTORS AND OFFICERS

         The following sets forth as of March 27, 1997, the number and percentage of shares of Common Stock of the Company, owned of record and beneficially, by each officer and director of the Company and by any other person owning more than 5% of the Company's outstanding Common Stock and by all officers and directors as a group.

                                   SHARES OF
NAME AND ADDRESS*                 COMMON STOCK            PERCENTAGE (1)
-----------------                 ------------            --------------

Daniel D. Richard (2)              1,640,500                 22.94%

Marie E. Richard (3)               1,640,500                 22.94%

William C. Hardy (4)                  66,600                  0.93%

Brian K. Burke (5)                    12,351                  0.17%

Robert E. Vago (6)                    46,000                  0.64%


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Leonard Green (7)                     15,000                  0.21%

Frank W. Hendricks                    81,000                  1.13%

Edward Modzelewski                    50,000                  0.70%

Frederick C. S. Wilhelm(8)            65,000                  0.91%

The officers and directors
   as a group                      1,976,451                 27.64%

* All addresses for the persons listed are 604 Packard Court, Safety Harbor, FL 34695.

(1) Includes 137,000 shares representing various stock options.

(2) Daniel D. Richard holdings include 736,500 shares owned by his wife, Marie
E. Richard, of which Mr. Richard disclaims beneficial ownership. This does not include shares owned by the Trusts in which he is not a trustee and has no beneficial interest.

(3) Marie Richard holdings include 904,000 shares owned by her husband, Daniel
D. Richard, of which Mrs. Richard disclaims beneficial ownership. This does not include shares owned by the Trusts in which she is not a trustee and has no beneficial interest.

(4) Mr. Hardy's holdings include options of 50,000.

(5) Mr. Burke's holdings include options of 11,000.

(6) Mr. Vago's holdings include options of 46,000.

(7) Mr. Green's holdings include options of 15,000.

(8) Mr. Wilhelm's holdings include 25,000 shares owned by his spouse and options of 15,000.


COMPENSATION OF EXECUTIVE OFFICERS


         Set forth below is a Summary Compensation Table relating to the Chief Executive Officer.

Name and                                                             Other
Principal Position               Year        Salary     Bonus    Compensation(1)

Daniel D. Richard
Chief Executive Officer          1995       $119,000      -            -
                                 1996       $125,000      -            -

(1)  No other compensation was received.



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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On April 2, 1996, the Company issued 41,694 shares of restricted stock valued at $208,470 to two former employees in consideration for consulting services rendered.

         The Company borrowed from the wife of the Chairman of the Board during 1996 and 1995, $88,662 and $38,000, respectively. These loans were repaid with interest during 1996.

         The Company made payments to officers and directors for services rendered for the years ending November 30:

SERVICE RENDERED                                   1996             1995
---------------                                  --------         --------

Salaries                                         $262,306         $181,560
Daniel Richard     Chief Executive Officer       $125,000         $119,000


COMPLIANCE WITH SECTION 16(A)


         William C. Hardy - Mr. Hardy failed to file a Form 5 for the fiscal year ended November 30, 1996, on a timely basis. The required Form 5 has been filed.

         Brian K. Burke - Mr. Burke failed to file a Form 3 in a timely manner. The required Form 3 has been filed.

         Leonard Green - Mr. Green failed to file a Form 3 on a timely basis. The required Form 3 has been filed.

         Frederick C. S. Wilhelm - Mr. Wilhelm failed to file a Form 5 for the fiscal year ended November 30, 1996, on a timely basis. The required Form 5 has been filed.


APPOINTMENT OF AUDITORS


Mirsky, Furst & Associates have been selected by the Board of Directors as auditors of the Company for the fiscal year ending November 30, 1996. They have been the auditors for the Company since its inception.


OTHER BUSINESS


Management does not know of any other business to be acted upon at the meeting, and, as far as is known to management, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, if any other business properly should come before the meeting, it is intended that Shareholders will vote in their discretion on any such matters in accordance with the judgment of the persons voting such proxies.


1997 ANNUAL MEETING SHAREHOLDER PROPOSALS


Proposals intended to be presented at the Company's next Annual Meeting of Shareholders must be received at the Company's executive offices no later than December 26, 1997, for inclusion in the statement related to that meeting.


ADDITIONAL INFORMATION


The Company will provide without charge to each person, on written request of such person, a copy of the Annual Report of the Company on Form 10-KSB for the year ended November 30, 1996, (as


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filed with the Securities and Exchange Commission) including the financial statements and the schedules thereto. All such requests should be directed to the attention of the Secretary, CRYO-CELL International, Inc., 604 Packard Court, Safety Harbor, Florida 34695.


                                               CRYO-CELL INTERNATIONAL, INC.


Safety Harbor, Florida
March 31, 1997

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